         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Colin Ferenbach, President of The Tocqueville Alexis Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:        12/30/2003                            /s/ Colin Ferenbach
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                                                  Colin Ferenbach, President
                                                  (principal executive officer)

I, Roger Cotta, Treasurer of The Tocqueville Alexis Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:        12/30/2003                            /s/ Roger Cotta
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                                                  Roger Cotta, Treasurer
                                                  (principal financial officer)